EXECUTION COPY

CONTRIBUTION AGREEMENT

This Contribution Agreement (“Contribution Agreement”) dated as of October 31, 2005 among Wachovia Education Loan Funding LLC (the “Depositor”), Wachovia Student Loan Trust 2005-1 (the “Trust”), Chase Bank USA, National Association, not in its individual capacity but solely as Interim Eligible Lender Trustee (the “Interim Eligible Lender Trustee”) for the benefit of the Depositor under the Interim Trust Agreement dated as of October 31, 2005 between the Depositor and the Interim Eligible Lender Trustee, and Chase Bank USA, National Association, not in its individual capacity but solely as Eligible Lender Trustee (the “Eligible Lender Trustee”) for the benefit of the Trust under the Amended and Restated Trust Agreement dated as of November 29, 2005 among the Trust, the Eligible Lender Trustee and Wachovia Bank, National Association, as administrator, shall be effective upon execution by the parties hereto.  References to the Depositor herein mean the Interim Eligible Lender Trustee, and references to the Trust herein mean the Eligible Lender Trustee, for all purposes involving the holding or transferring of legal title to the Eligible Loans.

WHEREAS, the Depositor is the owner of certain Student Loans guaranteed under the Higher Education Act;

WHEREAS, legal title to such Student Loans is vested in the Interim Eligible Lender Trustee, as trustee for the benefit of the Depositor as the sole beneficiary;

WHEREAS, the Depositor desires to contribute, assign and convey its interest in the portfolio of Initial Loans and the Trust desires to acquire such Loans from the Depositor;

WHEREAS, from time to time, the Depositor may substitute loans in accordance with the terms of Section 6(B) of this Contribution Agreement; and

WHEREAS, the Eligible Lender Trustee is willing to hold legal title to, and serve as eligible lender trustee with respect to, the Acquired Loans on behalf of the Trust.

NOW, THEREFORE, in connection with the mutual promises contained herein, the parties hereto agree as follows:

SECTION 1.

TERMS

This Contribution Agreement establishes the terms under which the Depositor (and with respect to legal title, the Interim Eligible Lender Trustee for the benefit of the Depositor) may contribute, assign and convey and the Trust (and with respect to legal title, the Eligible Lender Trustee on behalf of the Trust) may acquire the Loans (and all obligations of the Borrowers thereunder) specified in the Initial Contribution Agreement with respect to the Initial Loans or each Subsequent Contribution Agreement with respect to any Substituted Loans, as the parties may execute from time to time pursuant to this Contribution Agreement.  The Initial Contribution Agreement and each Subsequent Contribution Agreement, as applicable, shall be substantially in the form of Attachment A and Attachment C hereto, respectively, in each case incorporating by reference the terms of this Contribution Agreement, and shall be a separate agreement among the Depositor, the Trust, the Interim Eligible Lender Trustee for the benefit of the Depositor and the Eligible Lender Trustee on behalf of the Trust with respect to the Loans covered by the terms of the Initial Contribution Agreement or the related Subsequent Contribution Agreement, as applicable.  If the terms of the Initial Contribution Agreement or an Subsequent Contribution Agreement conflict with the terms of this Contribution Agreement, the terms of the Initial Contribution Agreement or the related Subsequent Contribution Agreement, as applicable, shall supersede and govern.

SECTION 2.

DEFINITIONS

Capitalized terms used but not otherwise defined herein, including in the related Contribution Agreement and Conveyance Schedule, shall have the definitions set forth in Appendix A to the Indenture dated as of November 29, 2005, among Chase Bank USA, National Association, as Eligible Lender Trustee on behalf of the Trust, Wachovia Student Loan Trust 2005-1 and Wells Fargo Bank, National Association, as Indenture Trustee, as it may be amended or supplemented from time to time.

For purposes hereof:

(A)

“Acquired Loans” means, with respect to each of the Initial Contribution Agreement and the Subsequent Contribution Agreements, the Loans selected for contribution and acquired or substituted pursuant to such Contribution Agreement.

(B)

“Acquisition Date” means with respect to the Initial Loans, the Closing Date, and with respect to any Substituted Loans, the date of the related Subsequent Conveyance Schedule.

(C)

“Borrower” means the Obligor on a Loan.

(D)

“Contribution Agreement” means the Initial Contribution Agreement or a Subsequent Contribution Agreement, as applicable, substantially in the form of Attachment A or C hereto, of which this Contribution Agreement forms a part by reference.

(E)

“Conveyance Schedule” means the Initial Conveyance Schedule or an Subsequent Conveyance Schedule, as applicable.

(F)

“Cutoff Date” means the Initial Cutoff Date.

(G)

“Eligible Loan” means a Loan selected for contribution or substituted by the Depositor under the Initial Contribution Agreement or a Subsequent Contribution Agreement which as of the Initial Cutoff Date, in the case of the Initial Loans, or as of the effective date of the related Conveyance Schedule, in the case of any Substituted Loan, is current or not more past due than permitted under such Contribution Agreement in payment of principal or interest and which meets the following criteria as of the Initial Cutoff Date (except that paragraph (x) shall be satisfied as of the date specified in the provisions herein), in the case of the Initial Loans, or as of the effective date of the related Conveyance Schedule (except that paragraph (x) shall be satisfied as of the date specified in the provisions herein), in the case of any Substituted Loan:

(i)

is a Consolidation Loan;

(ii)

is owned by the Depositor and is fully disbursed;

(iii)

is guaranteed as to principal and interest by the applicable Guarantor to the maximum extent permitted by the Higher Education Act for such type of Loan;

(iv)

is not in claim status and is not in litigation;

(v)

is eligible for the payment of the quarterly special allowance at the full and undiminished rate established under the formula set forth in the Higher Education Act for such type of Loan;

(vi)

if not yet in repayment status, is eligible for the payment of interest benefits by the Secretary or, if not so eligible, is a Loan for which interest either is billed quarterly to Borrower or deferred until commencement of the repayment period, in which case such accrued interest is subject to capitalization to the full extent permitted by the applicable Guarantor;

(vii)

is current or no payment of principal or interest shall be more than 210 days past due as of the Initial Cutoff Date, in the case of the Initial Loans, or in relation to any Substituted Loan, the effective date of the related Conveyance Schedule;

(viii)

the last disbursement was before the Initial Cutoff Date, in the case of the Initial Loans, or before the effective date of the related Conveyance Schedule, in the case of any Substituted Loan;

(ix)

is supported by the following documentation, in each case fully complete and, if applicable, executed:

1.

loan application, and any supplement thereto,

2.

original promissory note and any addendum thereto (or a true and exact copy thereof) or the electronic records evidencing the same,

3.

evidence of guarantee,

4.

any other document and/or record which the Trust may be required to retain pursuant to the Higher Education Act,

5.

if applicable, payment history (or similar document) including (i) an indication of the Principal Balance and the date through which interest has been paid, each as of the Initial Cutoff Date, in the case of the Initial Loans, or the effective date of the related Conveyance Schedule, in the case of any Substituted Loan, and (ii) an accounting of the allocation of all payments by the Borrower or on the Borrower’s behalf to principal and interest on the Loan,

6.

if applicable, documentation which supports periods of current or past deferment or past forbearance,

7.

if applicable, a collection history, if the Loan was ever in a delinquent status, including detailed summaries of  contacts and including the addresses or telephone  numbers used in contacting or attempting to contact Borrower and any endorser and, if required by the Guarantor, copies of all letters and other correspondence relating to due diligence processing,

8.

if applicable, evidence of all requests for skip-tracing assistance and current address of Borrower, if located,

9.

if applicable, evidence of requests for pre-claims assistance, and evidence that the Borrower’s school(s) have been notified, and

10.

if applicable, a record of any event resulting in a change to or confirmation of any data in the Loan file, and

(x)

satisfies each of the Representations and Warranties contained in Section 5(B) hereof.

(H)

“Excess Distribution Certificates” means the certificates, substantially in the form of Exhibit A to the Trust Agreement, evidencing the right to receive payments thereon as set forth in Sections 2.8(m) and 2.9(f) of the Administration Agreement.

(I)

“Initial Conveyance Schedule” means the document, in the form of Attachment B hereto, executed by an authorized officer of the Interim Eligible Lender Trustee on behalf of the Depositor which shall (i) set forth the applicable Initial Loans selected for contribution by the Depositor and the Interim Eligible Lender Trustee and accepted by the Eligible Lender Trustee for the benefit of the Trust, (ii) contribute, assign and convey to the Eligible Lender Trustee for the benefit of the Trust and its assignees all rights, title and interest of the Depositor and the Interim Eligible Lender Trustee in the Initial Loans listed on that Conveyance Schedule and (iii) certify that the representations and warranties made by the Depositor as set forth in Sections 5 (A) and (B) of this Contribution Agreement are true and correct.

(J)

“Initial Cutoff Date” means the close of business of October 31, 2005.

(K)

“Initial Contribution Agreement” means the Contribution Agreement (including the related Blanket Endorsement, Initial Conveyance Schedule and any attachments thereto) substantially in the form of Attachment A hereto (of which this Contribution Agreement forms a part by reference), to be executed by the Depositor, the Interim Eligible Lender Trustee for the benefit of the Depositor, the Interim Eligible Lender Trustee, the Trust and the Eligible Lender Trustee.

(L)

“Initial Loans” means the Eligible Loans evidenced by the Student Loan Notes contributed on the Closing Date pursuant to the Initial Contribution Agreement and related documentation, together with any guaranties and other rights relating thereto including, without limitation, Interest Subsidy Payments and Special Allowance Payments.

(M)

“Loan” means an Initial Loan or a Substituted Loan, as applicable, selected for contribution and acquired, or substituted, pursuant to the related Contribution Agreement and related documentation together with any guarantees and other rights relating thereto including, without limitation, Interest Subsidy Payments and Special Allowance Payments.

(N)

“Loan Transmittal Summary Forms” means the forms related to each Conveyance Schedule provided to the Depositor by the Trust and completed by the Depositor that list, by Borrower, (i) the Loans subject to the related Conveyance Schedule and (ii) the outstanding Principal Balance and accrued interest thereof as of the Initial Cutoff Date, in the case of the Initial Loans, or as of the effective date of the related Conveyance Schedule, in the case of any Substituted Loan.

(O)

“Net Note Proceeds” means the dollar amount specified as the “Net Note Proceeds” in the Initial Contribution Agreement.

(P)

[reserved].

(Q)

“Subsequent Contribution Agreement” means each Subsequent Contribution Agreement (including the related Subsequent Conveyance Schedule, the related Blanket Endorsement and any attachments thereto), substantially in the form of Attachment C hereto (of which this Contribution Agreement forms a part by reference, provided that in the event of a substitution, the form will be modified accordingly), to be executed by the Depositor, the Interim Eligible Lender Trustee, the Trust and the Eligible Lender Trustee for the benefit of the Trust.

(R)

“Subsequent Conveyance Schedule” means each document, in the form of Attachment D hereto, executed by the Depositor, the Interim Eligible Lender Trustee, the Trust and the Eligible Lender Trustee on behalf of the Trust which shall:  (i) set forth the list and certain terms of Substituted Loans substituted by the Depositor, (ii) contribute, assign and convey to the Eligible Lender Trustee, for the benefit of the Trust and its assignees, all right, title and interest of the Depositor and the Interim Eligible Lender Trustee in the Substituted Loans listed on the related Subsequent Conveyance Schedule and (iii) certify, in the case of the Depositor, that the representations and warranties made by the Depositor pursuant to Sections 5(A) and (B) of this Contribution Agreement are true and correct.

(S)

“Substituted Loans” means the Eligible Loans evidenced by a Student Loan Note or Student Loan Notes substituted by the Depositor pursuant to the terms of Section 6(B) hereof from time to time as evidenced by an Subsequent Contribution Agreement and related documentation, together with any guarantees and other rights relating thereto including, without limitation, Interest Subsidy Payments and Special Allowance Payments.

SECTION 3.

CONTRIBUTION/ACQUISITION

SECTION 3.1  CONTRIBUTION/ACQUISITION OF INITIAL LOANS

(A)

Consummation of Contribution and Acquisition

The contribution and acquisition of Eligible Loans pursuant to the Initial Contribution Agreement with respect to the Initial Loans shall be consummated upon: (i) the Trust’s receipt from the Depositor and the Interim Eligible Lender Trustee for the benefit of the Depositor of the Initial Conveyance Schedule, (ii) the conveyance by the Trust to the Depositor of the Net Note Proceeds, (iii) the delivery of (1) a 63.9% interest Excess Distribution Certificate registered in the name of the Depositor and (2) a 36.1% interest Excess Distribution Certificate registered in the name of WELF Holding LLC and (iv) the delivery of $54,000,000 principal amount of the Class B Notes to the Depositor.  Upon consummation, regardless of whether or not all conditions precedent to such contribution and acquisition were satisfied, such contribution and acquisition shall be effective as of the date of the Initial Conveyance Schedule.  The Depositor and the Trust shall use their best efforts to perform promptly their respective obligations pursuant to the Initial Contribution Agreement with respect to each Initial Loan.

(B)

Settlement of the Net Note Proceeds

On the date of the Initial Conveyance Schedule, the Trust shall (i) remit to the Depositor the Net Note Proceeds by wire transfer of immediately available funds to the account specified by the Depositor, (ii) delivery or cause the delivery of the Excess Distribution Certificates specified in Section 3.1(A) of this Contribution Agreement to the Depositor and (iii) transfer or cause the transfer of the Class B Notes specified in Section 3.1(A) of this Contribution Agreement to the Depositor.

(C)

Interest Subsidy Payments, Special Allowance Payments and Rebate Fees

The Eligible Lender Trustee on behalf of the Trust shall be entitled to all Special Allowance Payments and Interest Subsidy Payments on the Initial Loans received from and including the day immediately after the Initial Cutoff Date, and shall be responsible for the payment of any rebate fees applicable to the Initial Loans from and including the day immediately after the Initial Cutoff Date.

SECTION 3.2   SUBSTITUTION OF SUBSTITUTED LOANS

(A)

Requirements Relating to Substituted Loans

The Depositor may transfer Substituted Loans to the Trust in satisfaction of any Loan reacquisition obligations provided under Section 6 of this Contribution Agreement.  The substitution of Substituted Loans pursuant to an Subsequent Contribution Agreement shall be consummated as set forth in this Section 3.2.

(B)

Consummation of Substitution

The substitution of Eligible Loans as Substituted Loans pursuant to an Subsequent Contribution Agreement shall be consummated upon (i) the Trust’s receipt from the Depositor of a fully executed copy of the related Subsequent Contribution Agreement; and (ii) the transfer by the Trust to the Depositor of the amount set forth in Section 6(B) of this Contribution Agreement.  Upon consummation, regardless of whether or not all conditions precedent to such substitution were satisfied, such substitution shall be effective as of the date of the related Subsequent Conveyance Schedule.  The Depositor and the Trust shall use their best efforts to perform promptly their respective obligations pursuant to the related Subsequent Contribution Agreement with respect to each Substituted Loan.

(C)

Consideration

The consideration for the Substituted Loans shall be the transfer from the Trust to the Depositor of ownership of the Loans being substituted for.

(D)

Interest Subsidy Payment and Special Allowance Payments

The Interest Subsidy Payments and the Special Allowance Payments shall be made in accordance with Section 6(B) of this Contribution Agreement.

SECTION 3.3   GENERAL

(A)

Special Programs

In consideration of the contribution or substitution of the Eligible Loans under this Contribution Agreement, the Initial Contribution Agreement and each Subsequent Contribution Agreement, the Trust agrees to cause the Master Servicer to offer each Borrower of a Trust Student Loan contributed or substituted hereunder all special programs, whether or not in existence as of the date of any related Contribution Agreement, generally offered to the obligors of comparable loans owned by the Depositor or any of its Affiliates, at all times subject to the terms and conditions of Section 3.12 of the Master Servicing Agreement.  The Depositor is contributing Loans to the Trust or substituting Loans without regard to the effect of any special programs.

(B)

Intent of the Parties

With respect to each contribution or substitution of Eligible Loans pursuant to this Contribution Agreement and the related Contribution Agreements, it is the intention of the Depositor, the Interim Eligible Lender Trustee, the Eligible Lender Trustee and the Trust, and the Depositor hereby warrants that, except (i) for U.S. federal, State and local income and franchise tax purposes, the transfer and assignment constitute a valid contribution of such Loans from the Depositor to the Eligible Lender Trustee or a valid substitution of such Loans, and (ii) for other than U.S. federal, State and local income and franchise tax purposes, the transfer and assignment constitute an assignment of an ownership interest in such Loans from the Depositor to the Eligible Lender Trustee, for the benefit of and on behalf of the Trust, and that the beneficial interest in and title to such Loans not be part of the Depositor’s property for any purposes under the UCC or be part of the Depositor’s estate in the event of the bankruptcy of the Depositor or the appointment of a receiver with respect to the Depositor.

(C)

Master Promissory Note Provisions

If any Loans that are to be contributed under this Contribution Agreement were made under a Master Promissory Note, the Conveyance Schedule will exclude an assignment of the Depositor’s right to offer future Loans under such Master Promissory Note, it being agreed that (i) the Depositor expressly reserves for itself such right to offer future Loans under such Master Promissory Note, and (ii) the Trust will not, and has no right to, offer or make any future loans under such Student Loan Note.   Notwithstanding any other provision of this Contribution Agreement, the Depositor will deliver (or cause to be delivered) to the Trust a true and exact copy of the Master Promissory Note at the time of contribution in accordance with the provisions of this Contribution Agreement.  The Depositor agrees promptly to deliver (or cause to be delivered) to the Trust any original Master Promissory Note for a Loan contributed under this Contribution Agreement to the extent it is necessary for enforcement in a legal proceeding, it being understood and agreed that the Trust shall (i) be responsible and liable for custody of the original Student Loan Note on the Depositor’s behalf until the Note is returned to the Depositor, and (ii) promptly return such original Student Loan Note to the Depositor, in the same condition as provided by the Depositor, upon conclusion of the legal proceeding.

SECTION 4.

CONDITIONS PRECEDENT TO ACQUISITION OR SUBSTITUTION

Any acquisition or substitution of Loans pursuant to this Contribution Agreement is subject to the following conditions precedent being satisfied (and the Depositor, by accepting the transfer of the Net Note Proceeds, shall be deemed to have certified that all such conditions are satisfied on the date of such acquisition):

(A)

Activities Prior to the Related Acquisition Date

The Depositor shall provide any assistance reasonably requested by the Trust in determining that all required documentation on the related Loans is present and correct.

(B)

Continued Servicing

Following the execution of each of the Initial Contribution Agreement and the Subsequent Contribution Agreements, the Depositor shall service, or cause to be serviced, all Loans subject to such Contribution Agreement as required under the Higher Education Act until the date of the related Conveyance Schedule.

(C)

Conveyance Schedule/Loan Transmittal Summary Form

The Depositor shall deliver to the Trust:

(i)

a Conveyance Schedule that (a) has been duly authorized, executed and delivered by an authorized officer of the Depositor and the Interim Eligible Lender Trustee for the benefit of the Depositor, covering the applicable Loans selected for contribution by the Depositor, (b) has been accepted by the Trust as set forth thereon, contributing, assigning and conveying to the Eligible Lender Trustee on behalf of the Trust and its assignees all right, title and interest of the Depositor and the Interim Eligible Lender Trustee for the benefit of the Depositor, including the insurance interest of the Interim Eligible Lender Trustee for the benefit of the Depositor, in each of the related Loans, and (c) states that the representations and warranties made by the Depositor in Sections 5(A) and (B) of this Contribution Agreement are true and correct on and as of the date of the Conveyance Schedule; and

(ii)

the Loan Transmittal Summary Form, attached to the Conveyance Schedule, identifying each of the Eligible Loans which is the subject of the Conveyance Schedule and setting forth the unpaid Principal Balance of each such Loan.

(D)

Endorsement

The Depositor shall provide a blanket endorsement transferring the entire interest of the Depositor and the Interim Eligible Lender Trustee for the benefit of the Depositor in the related Eligible Loans to the Eligible Lender Trustee on behalf of the Trust with the form of endorsement provided for in the Initial Contribution Agreement with respect to the Initial Loans or the Subsequent Contribution Agreement with respect to the Substituted Loans.

At the direction of and in such form as the Trust may reasonably designate, the Depositor also agrees to individually endorse any Eligible Loan as the Trust may reasonably request from time to time.

(E)

Officer’s Certificate

The Depositor shall furnish to the Trust, with each Conveyance Schedule provided in connection with each acquisition or substitution of Loans pursuant to this Contribution Agreement, an Officer’s Certificate with respect to the representations and warranties made by the Depositor pursuant to Section 5(A) and Section 5(B) hereof, with respect to the Initial Loans, dated the Closing Date and with respect to the Substituted Loans, dated the date of the related Acquisition Date.

(F)

Loan Transfer Statement

Upon the Trust’s request, the Depositor shall deliver to the Trust one or more Loan Transfer Statements (Department of Education Form OE 1074 or its equivalent) provided by the Trust, executed by Interim Eligible Lender Trustee for the benefit of the Depositor and dated the date of the related Conveyance Schedule.  The Depositor agrees that the Trust and the Eligible Lender Trustee may use the related Conveyance Schedule, including the Loan Transmittal Summary Form attached to that Conveyance Schedule, in lieu of OE Form 1074, as official notification to the Guarantor of the assignment by Interim Eligible Lender Trustee for the benefit of the Depositor to the Eligible Lender Trustee on behalf of the Trust of the Loans listed on the related Conveyance Schedule.

(G)

Power of Attorney

The Depositor and the Interim Eligible Lender Trustee hereby grant to the Trust and the Eligible Lender Trustee, on behalf of and for the benefit of the Trust, an irrevocable power of attorney, which power of attorney is coupled with an interest, to individually endorse or cause to be individually endorsed in the name of the Depositor  and the Interim Eligible Lender Trustee for the benefit of the Depositor      any Eligible Loan to evidence the transfer of such Eligible Loan to the Trust and the Eligible Lender Trustee for the benefit of the Trust and to cause to be transferred physical possession of any physical Student Loan Note or control as defined in the applicable UCC of any electronic Student Loan Note from the Depositor or the Master Servicer to the Trust or the Eligible Lender Trustee or any custodian on their behalf.

(H)

Contemporaneous Contribution

Subject to the conditions set forth in Section 3.2(A) hereof, with respect to the acquisition of Substituted Loans, such Substituted Loans shall be contemporaneously contributed to the Eligible Lender Trustee on behalf of the Trust in accordance with Section 4(H) of the Contribution Agreement.

SECTION 5.

REPRESENTATIONS AND WARRANTIES OF THE DEPOSITOR AND THE INTERIM ELIGIBLE LENDER TRUSTEE AND COVENANT OF THE DEPOSITOR

(A)

General

The Depositor represents and warrants to the Trust that with respect to the Initial Loans, as of the Closing Date, and with respect to any Substituted Loans substituted by it, as of the related Acquisition Date:

(i)

The Interim Eligible Lender Trustee is an eligible lender or other qualified holder of loans originated pursuant to the Federal Family Education Loan Program established under the Higher Education Act;

(ii)

The Interim Eligible Lender Trustee and the Depositor are duly organized and existing under the laws of its governing jurisdiction; and

(iii)

The Interim Eligible Lender Trustee and the Depositor have all requisite power and authority to enter into and to perform the terms of this Contribution Agreement, the Initial Contribution Agreement and any Subsequent Contribution Agreement, the Initial Conveyance Schedule and any Subsequent Conveyance Schedule and, upon execution, each such document shall be enforceable against the Interim Eligible Lender Trustee and the Depositor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting enforcement of creditors’ rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity).

(B)

Particular

The Depositor represents and warrants to the Trust as to the Acquired Loans acquired by the Trust under the Initial Contribution Agreement with respect to the Initial Loans, or each Subsequent Contribution Agreement with respect to any Substituted Loans, in each case executed pursuant to this Contribution Agreement that, as of the related Acquisition Date or as of the date otherwise noted:

(i)

The Interim Eligible Lender Trustee for the benefit of the Depositor has good and marketable title to, and is the sole owner of, the Acquired Loans, free and clear of all security interests, liens, charges, claims, offsets, defenses, counterclaims or encumbrances of any nature and no right of rescission, offsets, defenses or counterclaims have been asserted or threatened with respect to those Loans;

(ii)

This Contribution Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in the Acquired Loans in favor of the Eligible Lender Trustee, which security interest is prior to all other security interests, liens, charges, claims, offsets, defenses, counterclaims or encumbrances, and is enforceable as such as against creditors of and transferees from the Interim Eligible Lender Trustee and the Depositor;

(iii)

The Acquired Loans constitute “payment intangibles” within the meaning of the applicable UCC and are within the coverage of Section 432(m)(1)(E) of the Higher Education Act;

(iv)

As of the Initial Cutoff Date, in the case of the Initial Loans, or as of the effective date of the related Conveyance Schedule, in the case of any Substituted Loan, the Acquired Loans are Eligible Loans and the description of such Loans set forth in the related Contribution Agreement and the related Loan Transmittal Summary Form is true and correct;

(v)

The Interim Eligible Lender Trustee and the Depositor is authorized to contribute, assign, transfer, substitute and reacquire the Acquired Loans; and the contribution, assignment and transfer of such Loans is or, in the case of a Contributed Loan reacquisition or substitution by the Depositor and or the Interim Eligible Lender Trustee, will be made pursuant to and consistent with the laws and regulations under which the Depositor and the Interim Eligible Lender Trustee operate, and will not violate any decree, judgment or order of any court or agency, or conflict with or result in a material breach of any of the terms, conditions or provisions of any agreement or instrument to which the Interim Eligible Lender Trustee or the Depositor is a party or by which the Interim Eligible Lender Trustee or the Depositor or its property is bound, or constitute a material default (or an event which could constitute a default with the passage of time or notice or both) thereunder;

(vi)

The Acquired Loans are each in full force and effect in accordance with their terms and are legal, valid and binding obligations of the respective Borrowers thereunder subject to no defenses (except the defense of infancy);

(vii)

No consents and approvals are required by the terms of the Acquired Loans for the consummation of the contribution of the Acquired Loans hereunder to the Eligible Lender Trustee;

(viii)

As of the Initial Cutoff Date, in the case of the Initial Loans, or as of the effective date of the related Conveyance Schedule, in the case of any Substituted Loan, each Contributed Loan has been duly made and serviced in accordance with the provisions of the Federal Family Education Loan Program established under the Higher Education Act, and has been duly insured by a Guarantor; as of the Initial Cutoff Date, in the case of the Initial Loans, or as of the effective date of the related Conveyance Schedule, in the case of any Substituted Loan, such guaranty is in full force and effect and is freely transferable to the Eligible Lender Trustee on behalf of the Trust as an incident to the acquisition of each Loan; and all premiums due and payable to such Guarantor shall have been paid in full as of the date of the related Conveyance Schedule;

(ix)

Any payments on the Acquired Loans received by the Interim Eligible Lender Trustee for the benefit of the Depositor that have been allocated to the reduction of principal and interest on such Acquired Loans have been allocated on a simple interest basis; the information with respect to the applicable Acquired Loans as of the Initial Cutoff Date, in the case of the Initial Loans, or as of the effective date of the related Conveyance Schedule, in the case of any Substituted Loan, as stated on the related Loan Transmittal Summary Form is true and correct;

(x)

Due diligence and reasonable care have been exercised in the making, administering, servicing and collecting on the Acquired Loans and, with respect to any Loan for which repayment terms have been established, all disclosures of information required to be made pursuant to the Higher Education Act have been made;

(xi)

All origination fees authorized to be collected pursuant to Section 438 of the Higher Education Act have been paid to the Secretary;

(xii)

Each Loan has been duly made and serviced in accordance with the provisions of all applicable federal and State laws;

(xiii)

No Loan is more than 210 days past due as of the Initial Cutoff Date, with respect to the Initial Loans, or as of the effective date of the related Conveyance Schedule, with respect to any Substituted Loans, and no default, breach, violation or event permitting acceleration under the terms of any Loan has arisen; and neither the Depositor nor any predecessor holder of any Loan has waived any of the foregoing other than as permitted by the Basic Documents;

(xiv)

It is the intention of the Depositor, the Interim Eligible Lender Trustee, the Eligible Lender Trustee and the Trust, and the Depositor hereby warrants that, the transfer and assignment herein contemplated constitute a valid contribution assignment of an ownership interest in the Loans from the Depositor and the Interim Eligible Lender Trustee to the Eligible Lender Trustee, for the benefit of and on behalf of the Trust, and that the beneficial interest in and title to such Loans not be part of the Depositor’s property for any purposes under the UCC or be part of the Depositor’s estate in the event of the bankruptcy of the Depositor or the appointment of a receiver with respect to the Depositor;

(xv)

The Interim Eligible Lender Trustee and the Depositor have caused or will have caused, within ten days of the Closing Date, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Loans granted or otherwise transferred to the Eligible Lender Trustee hereunder;

(xvi)

There is only one original executed copy of the Student Loan Note evidencing each Contributed Loan. For Acquired Loans that were executed electronically, the Master Servicer, directly or through sub-servicers (or, if applicable, third-party sub-custodians), has possession of the electronic records evidencing the Student Loan Note.  The Eligible Lender Trustee has in its possession a copy of the endorsement and Loan Transmittal Summary Form identifying the Student Loan Notes that constitute or evidence the Acquired Loans.  The Student Loan Notes that constitute or evidence the Acquired Loans do not have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Eligible Lender Trustee.  All financing statements filed or to be filed against the Depositor in favor of the Eligible Lender Trustee on behalf of the Trust in connection herewith describing the Loans contain a statement to the following effect:  “An acquisition of or security interest in any collateral described in this financing statement will violate the rights of the Eligible Lender Trustee;”

(xvii)

Other than the security interest granted to the Eligible Lender Trustee pursuant to this Agreement, the Depositor and the Interim Eligible Lender Trustee have not pledged, assigned, contributed, granted a security interest in, or otherwise conveyed any of the Acquired Loans.  The Depositor and the Interim Eligible Lender Trustee have not authorized the filing of and is not aware of any financing statements against the Depositor or the Interim Eligible Lender Trustee that include a description of collateral covering the Acquired Loans other than any financing statement relating to the security interest granted to the Eligible Lender Trustee hereunder or any other security interest that has been terminated; the Depositor is not aware of any judgment or tax lien filings against the Depositor;

(xviii)

No Borrower of an Acquired Loan as of the Initial Cutoff Date, in the case of the Initial Loans, or as of the effective date of the related Conveyance Schedule, in the case of any Substituted Loan, is noted in the related Loan File, or to the best of the Depositor’s knowledge, as being currently involved in a bankruptcy proceeding;

(xix)

The Depositor has taken all steps necessary to perfect its security interest against WEF and Wachovia Bank in the Acquired Loans; and

(xx)

Each promissory note (including an electronic note) executed by a borrower evidencing an Acquired Loan constitutes a “payment intangible” within the meaning of the applicable UCC,

and the representations set forth in clauses (i), (ii), (iii), (xv), (xvi), (xvii), (xix) and (xx) above shall not be waived by any parties to this Agreement.

(C)

The Eligible Lender Trustee represents and warrants that as of the date of each of the Initial Contribution Agreement and the Subsequent Contribution Agreements and each Conveyance Schedule:

(i)

The Eligible Lender Trustee is duly organized and validly existing in good standing under the laws of its governing jurisdiction and has an office located within the State of Delaware.  It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Contribution Agreement, the Initial Contribution Agreement, each Subsequent Contribution Agreement and each Conveyance Schedule;

(ii)

The Eligible Lender Trustee has taken all corporate action necessary to authorize the execution and delivery by it of this Contribution Agreement, the Initial Contribution Agreement and each Subsequent Contribution Agreement, and this Contribution Agreement, the Initial Contribution Agreement and each Subsequent Contribution Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Contribution Agreement, the Initial Contribution Agreement and each Subsequent Contribution Agreement on its behalf;

(iii)

Neither the execution nor the delivery by it of this Contribution Agreement, the Initial Contribution Agreement and each Subsequent Contribution Agreement, nor the consummation by it of the transactions contemplated hereby or thereby nor compliance by it with any of the terms or provisions hereof or thereof will contravene any Federal or Delaware state law, governmental rule or regulation governing the banking or trust powers of the Eligible Lender Trustee or any judgment or order binding on it, or constitute any default under its charter documents or by-laws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound; and

(iv)

The Eligible Lender Trustee is an “eligible lender” as such term is defined in Section 435(d) of the Higher Education Act, for purposes of holding legal title to the Trust Student Loans as contemplated by this Contribution Agreement, the Initial Contribution Agreement, each Subsequent Contribution Agreement and the other Basic Documents, it has a lender identification number with respect to the Trust Student Loans from the Department and has in effect a Guarantee Agreement with each of the Guarantors with respect to the Trust Student Loans.

(D)

The Depositor covenants to the Trust that with respect to the Initial Loans and any Substituted Loans substituted by it that:

(i)

The Interim Eligible Lender Trustee and the Depositor will not, with respect to any Loan acquired or substituted under Contribution Agreements executed pursuant to this Contribution Agreement, agree to release any Guarantor from any of its contractual obligations as an insurer of such Loan or agree otherwise to alter, amend or renegotiate any material term or condition under which such Loan is insured, except as required by law or rules and regulations issued pursuant to law, without the express prior written consent of the Trust;

(ii)

The Depositor shall not consolidate or merge with or into another Person or transfer all or substantially all of its properties or assets to any Person unless prior written notification is given to the Rating Agencies;

(iii)

The Depositor shall deliver or cause to deliver to the Rating Agencies prior written notification if the Depositor enters into any Subsequent Contribution Agreement; and

(iv)

The Depositor shall not issue any Securities (as defined in the limited liability company agreement of the Depositor dated June 8, 2005 (the “Depositor Limited Liability Company Agreement”)) or act as settlor or grantor of other trusts for the purposes of issuing any Securities pursuant to clauses (c) and (e) of section 3.01 of the Depositor Limited Liability Company Agreement unless prior written notification is given to S&P whether or not any such Securities are rated by S&P.

SECTION 6.

REACQUISITION OF TRUST STUDENT LOANS; REIMBURSEMENT

(A)

Each party to this Contribution Agreement shall give notice to the other parties promptly, in writing, upon the discovery of any breach of the Depositor’s representations and warranties made pursuant to Sections 5(A) and (B) hereof which has a materially adverse effect on the interest of the Trust or its successors and assigns (including without limitation, the Indenture Trustee) in the Guarantee of any Trust Student Loan.  In the event of such a material breach which is not curable by reinstatement of the applicable Guarantor’s guarantee of such Trust Student Loan, the Depositor shall reacquire any affected Trust Student Loan not later than 210 days following the earlier of the date of discovery of such material breach and the date of receipt of the Guarantor reject transmittal form with respect to such Trust Student Loan.  In the event of such a material breach which is curable by reinstatement of the Guarantor’s guarantee of such Trust Student Loan, unless the material breach shall have been cured within 360 days following the earlier of the date of discovery of such material breach and the date of receipt of the Guarantor reject transmittal form with respect to such Trust Student Loan, the Depositor shall reacquire such Trust Student Loan not later than the sixtieth day following the end of such 360-day period.  The Depositor shall also remit as provided in Section 2.6 of the Administration Agreement on the date of reacquisition of any Trust Student Loan pursuant to this Section 6(A) an amount equal to all non-guaranteed accrued interest amounts and forfeited Interest Subsidy Payments and Special Allowance Payments with respect to such Trust Student Loan arising out of a breach of the Depositor’s representations and warranties made pursuant to Sections 5(A) and (B) hereof.  In consideration of the reacquisition of any such Trust Student Loan pursuant to this Section 6(A), the Depositor shall remit the Purchase Amount in the manner specified in Section 2.6 of the Administration Agreement.

In addition, if any breach of Sections 5(A) and (B) hereof by the Depositor does not trigger such reacquisition obligation but does result in the refusal by a Guarantor to guarantee all or a portion of the accrued interest (or any obligation of the Trust to repay such interest to a Guarantor), or the loss (including any obligation of the Trust to repay the Department) of Interest Subsidy Payments and Special Allowance Payments, with respect to any Trust Student Loan affected by such breach, then the Depositor shall reimburse the Trust by remitting an amount equal to the sum of all such non-guaranteed interest amounts and such forfeited Interest Subsidy Payments or Special Allowance Payments in the manner specified in Section 2.6 of the Administration Agreement not later than (i) the last day of the next Collection Period ending not less than 60 days from the date of the Guarantor’s refusal to guarantee all or a portion of accrued interest or loss of Interest Subsidy Payments or Special Allowance Payments, or (ii) in the case where the Depositor reasonably believes such losses are likely to be collected, not later than the last day of the next Collection Period ending not less than 360 days from the date of the Guarantor’s refusal to guarantee all or a portion of accrued interest or loss of Interest Subsidy Payments or Special Allowance Payments.  At the time such payment is made, the Depositor shall not be required to reimburse the Trust for interest that is then capitalized, however, such amounts shall be reimbursed if the borrower subsequently defaults and such capitalized interest is not paid by the Guarantor.

Anything in this Section 6(A) to the contrary notwithstanding, if as of the last Business Day of any month the aggregate outstanding principal amount of Trust Student Loans with respect to which claims have been filed with and finally rejected by a Guarantor or with respect to which the Master Servicer (or the related sub-servicer) determines that claims cannot be filed pursuant to the Higher Education Act as a result of a breach by the Depositor or the Master Servicer (or a sub-servicer acting on its behalf), exceeds 1% of the Pool Balance, the Depositor (or the Master Servicer as provided in the Master Servicing Agreement) shall reacquire, within 30 days of a written request of the Eligible Lender Trustee or the Indenture Trustee, such affected Trust Student Loans in an aggregate principal amount such that after such reacquisition the aggregate principal amount of such affected Trust Student Loans is less than 1% of the Pool Balance.  The Trust Student Loans to be reacquired by the Depositor and the Master Servicer pursuant to the preceding sentence shall be based on the date of claim rejection (or the date of notice referred to in the first sentence of this Section 6(A)), with Trust Student Loans with the earliest such date to be reacquired first.

(B)

In lieu of reacquiring Trust Student Loans pursuant to this Section 6(A), the Depositor may, at its option, substitute Eligible Loans or arrange for the substitution of Eligible Loans which are substantially similar on an aggregate basis as of the date of substitution to the Trust Student Loans for which they are being substituted with respect to the following characteristics:

1.

status (i.e., in-school, grace, deferment, forbearance or repayment),

2.

program type (i.e., Unsubsidized Consolidation Loan or Subsidized Consolidation Loan (and pre-1993 vs. post-1993)),

3.

total return,

4.

principal balance, and

5.

remaining term to maturity; provided that, none of the Substituted Loans shall have a maturity date later than six months prior to the Class B Maturity Date.

In addition, each substituted Eligible Loan will comply, as of the effective date of the related Conveyance Schedule, with all of the representations and warranties made hereunder.  In choosing Eligible Loans to be substituted pursuant to this Section 6(B), the Depositor shall make a reasonable determination that the Eligible Loans to be substituted will not have a material adverse effect on the Noteholders.  In connection with each substitution a Subsequent Contribution Agreement and related Subsequent Conveyance Schedule regarding such Substituted Loans will be executed and delivered by the applicable parties.

In the event that the Depositor elects to substitute Eligible Loans pursuant to this Section 6(B), the Depositor will deposit into the Collection Account the amount of any shortfall between the Purchase Amount of the substituted Eligible Loans and the Purchase Amount of the Trust Student Loans for which they are being substituted. The Depositor shall also deposit into the Collection Account an amount equal to all non-guaranteed accrued interest amounts and forfeited Interest Subsidy Payments and Special Allowance Payments with respect to the Trust Student Loans in the manner provided in Section 2.6 of the Administration Agreement.

(C)

The sole remedy of the Trust, the Eligible Lender Trustee and the Noteholders with respect to a breach by the Depositor pursuant to Sections 5(A) and (B) hereof shall be to require the Depositor to reacquire such Trust Student Loans, to reimburse the Trust as provided in Section 6(A) above or to substitute Eligible Loans pursuant to Section 6(B) above.  The Eligible Lender Trustee shall have no duty to conduct any affirmative investigation as to the occurrence of any condition requiring the acquisition of any Trust Student Loan or the reimbursement for any interest penalty pursuant to this Section 6.

SECTION 7.

OBLIGATION TO REMIT SUBSEQUENT PAYMENTS AND FORWARD COMMUNICATIONS

(A)

Any payment received by the Depositor with respect to amounts accrued after the date of the related Conveyance Schedule for any Contributed Loan contributed to the Trust, which payment is not reflected in the related Loan Transmittal Summary Form, shall be received by the Depositor in trust for the account of the Trust and the Depositor hereby disclaims any title to or interest in any such amounts.  Within two Business Days following the date of receipt, the Depositor shall remit to the Trust an amount equal to any such payments along with a listing on a form provided by the Trust identifying the Acquired Loans with respect to which such payments were made, the amount of each such payment and the date each such payment was received.

(B)

Any written communication received at any time by the Depositor with respect to any Loan subject to this Contribution Agreement or the related Contribution Agreement shall be transmitted by the Depositor to the Master Servicer and the related sub-servicer within two Business Days of receipt.  Such communications shall include, but not be limited to, letters, notices of death or disability, notices of bankruptcy, forms requesting deferment of repayment or loan cancellation, and like documents.

SECTION 8.

CONTINUING OBLIGATION OF THE DEPOSITOR

The Depositor shall provide all reasonable assistance necessary for the Trust to resolve account problems raised by any Borrower, the Guarantor or the Secretary provided such account problems are attributable to or are alleged to be attributable to (a) an event occurring during the period the Depositor owned the related Acquired Loan, or (b) a payment made or alleged to have been made to the Depositor. Further, the Depositor agrees to execute any financing statements at the reasonable request of the Trust and take all other actions reasonably requested by the Trust in order to reflect the Trust’s interest in the Loans.

SECTION 9.

LIABILITY OF THE TRANSFEROR; INDEMNITIES

The Depositor shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Depositor under this Contribution Agreement, the Initial Contribution Agreement and each Subsequent Contribution Agreement.

(i)

The Depositor shall indemnify, defend and hold harmless the Trust and the  Eligible Lender Trustee in its individual capacity and their officers, directors, employees and agents from and against any taxes that may at any time be asserted against any such Person with respect to the transactions contemplated herein and in the other Basic Documents (except any such income taxes arising out of fees paid to the Eligible Lender Trustee), including any contributions, gross receipts, general corporation, tangible and intangible personal property, privilege or license taxes (but, in the case of the Trust, not including any taxes asserted with respect to, and as of the date of, the contribution of the Acquired Loans to the Eligible Lender Trustee on behalf of the Trust, or asserted with respect to ownership of the Trust Student Loans) and costs and expenses in defending against the same.

(ii)

The Depositor shall indemnify, defend and hold harmless the Trust and the Eligible Lender Trustee in its individual capacity, and the officers, directors, employees and agents of the Trust and the Eligible Lender Trustee from and against any and all costs, expenses, losses, claims, damages and liabilities arising out of, or imposed upon such Person through, the Depositor’s willful misfeasance, bad faith or negligence in the performance of its duties under this Contribution Agreement, or by reason of reckless disregard of its obligations and duties under this Contribution Agreement.

(iii)

The Depositor shall be liable as primary obligor for, and shall indemnify, defend and hold harmless the Eligible Lender Trustee in its individual capacity and its officers, directors, employees and agents from and against, all costs, expenses, losses, claims, damages, obligations and liabilities arising out of, incurred in connection with or relating to this Contribution Agreement, the other Basic Documents, the acceptance or performance of the trusts and duties set forth herein or the action or the inaction of the Eligible Lender Trustee hereunder, except to the extent that such cost, expense, loss, claim, damage, obligation or liability:  (a) shall be due to the willful misfeasance, bad faith or negligence (except for errors in judgment) of the Eligible Lender Trustee, or (b) shall arise from the breach by the Eligible Lender Trustee of any of its representations or warranties made in its individual capacity set forth in this Contribution Agreement, the Initial Contribution Agreement or any Subsequent Contribution Agreement.  In the event of any claim, action or proceeding for which indemnity will be sought pursuant to this paragraph, the Eligible Lender Trustee’s choice of legal counsel shall be subject to the approval of the Depositor, which approval shall not be unreasonably withheld.

Indemnification under this Section 9 shall survive the resignation or removal of the  Eligible Lender Trustee and the termination of this Contribution Agreement, and shall include reasonable fees and expenses of counsel and expenses of litigation.  If the Depositor shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to the Depositor, without interest.

SECTION 10.

MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE OBLIGATIONS OF THE DEPOSITOR

Any Person (a) into which the Depositor may be merged or consolidated, (b) which may result from any merger or consolidation to which the Depositor shall be a party or (c) which may succeed to the properties and assets of the Depositor substantially as a whole, shall be the successor to the Depositor without the execution or filing of any document or any further act by any of the parties to this Contribution Agreement; provided, however, that the Depositor hereby covenants that it will not consummate any of the foregoing transactions except upon satisfaction of the following: (i) the surviving Person, if other than the Depositor, executes an agreement of assumption to perform every obligation of the Depositor under this Contribution Agreement, the Initial Contribution Agreement, each Subsequent Contribution Agreement and each Conveyance Schedule; (ii) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 5 shall have been breached; (iii) the surviving Person, if other than the Depositor, shall have delivered to the Eligible Lender Trustee an Officers’ Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent, if any, provided for in this Contribution Agreement relating to such transaction have been complied with, and that the Rating Agency Condition shall have been satisfied with respect to such transaction; and (iv) if the Depositor is not the surviving entity, the Depositor shall have delivered to the Eligible Lender Trustee an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Trust and the Eligible Lender Trustee, respectively, in the Acquired Loans and reciting the details of such filings, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interests.

SECTION 11.

LIMITATION ON LIABILITY OF THE DEPOSITOR AND OTHERS

The Depositor and any director or officer or employee or agent thereof may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder (provided that such reliance shall not limit in any way the Depositor’s obligations under Section 6).  The Depositor shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under this Contribution Agreement, the Initial Contribution Agreement or any Subsequent Contribution Agreement, and that in its opinion may involve it in any expense or liability.  Except as provided herein, the reacquisition (or substitution) and reimbursement obligations of the Depositor will constitute the sole remedy available to the Trust, the Eligible Lender Trustee and the Noteholders for uncured breaches; provided, however, that the information with respect to the Acquired Loans listed on the related Conveyance Schedule may be adjusted in the ordinary course of business subsequent to the date of the related Conveyance Schedule and to the extent that the aggregate Principal Balance of the Acquired Loans listed on the related Conveyance Schedule is less than the aggregate Principal Balance stated on the related Conveyance Schedule, the Depositor shall remit such amount to the Eligible Lender Trustee, for the benefit of and on behalf of the Trust.  Such reconciliation payment shall be made from time to time but no less frequently than semi-annually.

SECTION 12.

LIMITATION OF LIABILITY OF INTERIM ELIGIBLE LENDER

Notwithstanding anything contained herein to the contrary, this Contribution Agreement and the Initial Contribution Agreement has been, and any Subsequent Contribution Agreement will be, signed by Chase Bank USA, National Association, not in its individual capacity but solely in its capacity as Eligible Lender Trustee for the Trust, and Chase Bank USA, National Association, not in its individual capacity but solely in its capacity as Interim Eligible Lender Trustee for the Depositor.  In no event shall Chase Bank USA, National Association in its individual capacity have any liability for the representations, warranties, covenants, agreements or other obligations of the Eligible Lender Trustee or the Trust, under this Contribution Agreement, the Initial Contribution Agreement or any Subsequent Contribution Agreements or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Trust.  In no event shall Chase Bank USA, National Association in its individual capacity have any liability for the representations, warranties, covenants, agreements or other obligations of the Interim Eligible Lender Trustee or the Depositor, under this Contribution Agreement, the Initial Contribution Agreement or any Subsequent Contribution Agreements or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Depositor.

SECTION 13.

[RESERVED]

SECTION 14.

SURVIVAL OF COVENANTS/SUPERSESSION

All covenants, agreements, representations and warranties made herein and in or pursuant to the Initial Contribution Agreement and each Subsequent Contribution Agreement executed pursuant to this Contribution Agreement shall survive the consummation of the acquisition of the Acquired Loans provided for in the Initial Contribution Agreement or the related Subsequent Contribution Agreement.  All covenants, agreements, representations and warranties made or furnished pursuant hereto by or on behalf of the Depositor shall bind and inure to the benefit of any successors or assigns of the Trust and the Eligible Lender Trustee on behalf of the Trust and shall survive with respect to each Contributed Loan.  Each of the Initial Contribution Agreement and the Subsequent Contribution Agreements supersedes all previous agreements and understandings between the Trust and the Depositor with respect to the subject matter thereof.  This Contribution Agreement, the Initial Contribution Agreement and any Subsequent Contribution Agreement may be changed, modified or discharged, and any rights or obligations hereunder may be waived, only by a written instrument signed by a duly authorized officer of the party against whom enforcement of any such waiver, change, modification or discharge is sought.  The waiver by the Trust of any covenant, agreement, representation or warranty required to be made or furnished by the Depositor or the waiver by the Trust of any provision herein contained or contained in the Initial Contribution Agreement or any Subsequent Contribution Agreement shall not be deemed to be a waiver of any breach of any other covenant, agreement, representation, warranty or provision herein contained, nor shall any waiver or any custom or practice which may evolve between the parties in the administration of the terms hereof or of the Initial Contribution Agreement or any Subsequent Contribution Agreement, be construed to lessen the right of the Trust to insist upon the performance by the Depositor in strict accordance with said terms.

SECTION 15.

COMMUNICATION AND NOTICE REQUIREMENTS

All communications, notices and approvals provided for hereunder shall be in writing and mailed or delivered to the Depositor or the Trust, as the case may be, addressed as set forth in the Contribution Agreement or at such other address as either party may hereafter designate by notice to the other party.  Notice given in any such communication, mailed to the Depositor or the Trust by appropriately addressed registered mail, shall be deemed to have been given on the day following the date of such mailing.

SECTION 16.

FORM OF INSTRUMENTS

All instruments and documents delivered in connection with this Contribution Agreement, the Initial Contribution Agreement and any Subsequent Contribution Agreement, and all proceedings to be taken in connection with this Contribution Agreement, the Initial Contribution Agreement and any Subsequent Contribution Agreement and the transactions contemplated herein and therein, shall be in a form as set forth in the attachments hereto, and the Trust shall have received copies of such documents as it or its counsel shall reasonably request in connection therewith.  Any instrument or document which is substantially in the same form as an attachment hereto or a recital herein will be deemed to be satisfactory as to form.

SECTION 17.

AMENDMENT

(a)

This Contribution Agreement, the Initial Contribution Agreement, any Subsequent Contribution Agreement, any Conveyance Schedule and any document or instrument delivered in accordance herewith or therewith may be amended from time to time by the parties hereto, without the consent of any Noteholder, for the purpose of (i)  curing any ambiguity, correcting or supplementing any provision which may be inconsistent with any other provision herein, or in the Initial Contribution Agreement or any Subsequent Contribution Agreement, any Conveyance Schedule, any document or instrument delivered in accordance herewith or therewith, the related prospectus or prospectus supplement or (ii) adding any provisions to or changing in any manner or eliminating any of the provisions herein or therein or modifying in any manner the rights of the Noteholders other than any amendment described in Sub-Section (c) below; provided, however, that no such amendment described in either paragraph (i) or (ii) above shall materially adversely affect the interests of the Noteholders.

(b)

An amendment will be deemed not to materially adversely affect the interests of any Noteholder if the party requesting the amendment obtains and delivers to the other parties hereto and the Indenture Trustee:

(i)

an Opinion of Counsel to that effect; or

(ii)

a letter from each Rating Agency to the effect that the amendment will not result in a qualification, downgrading or withdrawal of its then-current rating of any class of Notes.

(c)

This Contribution Agreement, the Initial Contribution Agreement, any Subsequent Contribution Agreement, any Conveyance Schedule and any document or instrument delivered in accordance herewith or therewith may also be amended from time to time by the parties hereto, with the consent of Noteholders of at least a majority of the aggregate Outstanding Amount of the Controlling Class, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions herein or therein or modifying in any manner the rights of the Noteholders; provided, however, that no amendment shall:

(i)

increase or reduce in any manner the amount of, or accelerate or delay the timing of, or change the allocation or priority of, collections of payments on or in respect of the Acquired Loans; or

(ii)

reduce the percentage of the aggregate Outstanding Amount of the Controlling Class, the consent of the holders which is required for any amendments to this Contribution Agreement, the Initial Contribution Agreement or any Subsequent Contribution Agreement, any Conveyance Schedule and any document or instrument delivered in accordance herewith or therewith, without the consent of all holders of the Notes then Outstanding.

(d)

Promptly after the execution of any such amendment or consent (or, in the case of the Rating Agencies, five Business Days prior thereto), the Eligible Lender Trustee shall furnish prior written notification of the substance of such amendment or consent to the Indenture Trustee and each of the Rating Agencies; for the purposes of this Sub-Section (d), such amendment shall include any amendment to the Basic Documents and any amendment to the documents relating to any other trust to which the Depositor has pledged its assets (whether the securities issued by such trust are rated by S&P or not).

(e)

It shall not be necessary for the consent of Noteholders pursuant to this Section 17 to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

(f)

Prior to the execution of any amendment to this Contribution Agreement, the Eligible Lender Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that execution of such amendment is authorized or permitted by this Contribution Agreement and the Opinion of Counsel referred to in Section 7.1(i)(i) of the Administration Agreement.  The Eligible Lender Trustee may, but shall not be obligated to, enter into any such amendment which affects the Eligible Lender Trustee’s own rights, duties or immunities under this Contribution Agreement or otherwise.

SECTION 18.

NONPETITION COVENANTS

Notwithstanding any prior termination of this Contribution Agreement, the Depositor, the Interim Eligible Lender Trustee and the Eligible Lender Trustee shall not acquiesce, petition or otherwise invoke or cause the Trust to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Trust under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignees, trustee, custodian, sequestrator or other similar official of the Trust or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Trust.

SECTION 19.

GOVERNING LAW

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN §5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

IN WITNESS WHEREOF, the parties hereto have caused this Contribution Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

WACHOVIA EDUCATION LOAN FUNDING LLC as Transferor By: /s/ Scott D. Weaver Name: Scott D. Weaver Title: Vice President
CHASE BANK USA, NATIONAL ASSOCIATION, not in its individual capacity but solely as Interim Eligible Lender Trustee By: /s/ John Cashin Name: John Cashin Title: Vice President

WACHOVIA STUDENT LOAN TRUST 2005-1

as Transferee

By: CHASE BANK NATIONAL ASSOCIATION, not in its individual capacity but solely as Interim Eligible Lender Trustee

By: /s/ John Cashin

Name: John Cashin

Title: Vice President

CHASE BANK USA, NATIONAL ASSOCIATION, not in its individual capacity but solely as Eligible Lender Trustee By: /s/ John Cashin Name: John Cashin Title: Vice President

Attachment A

INITIAL CONTRIBUTION AGREEMENT

Dated as of October 31, 2005

CONTRIBUTION AGREEMENT

Pursuant to the Contribution Agreement (as defined below), each of the Interim Eligible Lender Trustee for the benefit of the Depositor and the Depositor hereby offers for contribution to Chase Bank USA, National Association, as Eligible Lender Trustee for the benefit of Wachovia Student Loan Trust 2005-1 (the “Trust”) under the Amended and Restated Trust Agreement dated as of November 29,  2005 among the Trust, the Eligible Lender Trustee and Wachovia Bank, National Association, as administrator, the entire right, title and interest of the Depositor and the Interim Eligible Lender Trustee in the Loans described in the related Conveyance Schedule and related Loan Transmittal Summary Form incorporated herein and, to the extent indicated below, the Eligible Lender Trustee for the benefit of the Trust accepts the Depositor’s and the Interim Eligible Lender Trustee’s offer.  In order to qualify as Eligible Loans, no payment of principal or interest shall be more than two hundred and ten (210) days past due as of the Initial Cutoff Date, which shall be the close of business of October 31, 2005.

TERMS, CONDITIONS AND COVENANTS

In consideration of the Net Note Proceeds, each of the Depositor and the Interim Eligible Lender Trustee for the benefit of the Depositor hereby contributes to the Eligible Lender Trustee for the benefit of the Trust the entire right, title and interest of the Depositor and the Interim Eligible Lender Trustee in the Loans accepted, subject to all the terms and conditions of the Contribution Agreement (the “Contribution Agreement”) and any amendments thereto, incorporated herein by reference, among the Depositor, the Interim Eligible Lender Trustee, the Trust, and the Eligible Lender Trustee.  The Net Note Proceeds for the Initial Loans shall equal $1,713,310,259 in cash, a 63.9% interest Excess Distribution Certificate registered in the name of the Depositor, a 36.1% interest Excess Distribution Certificate registered in the name WELF Holding LLC and $54,000,000 principal amount of the Class B Notes, collectively, representing the fair market value of the Initial Loans.

This document shall constitute the Initial Contribution Agreement referred to in the Contribution Agreement and, except as modified herein, each term used herein shall have the same meaning as in the Contribution Agreement.  All references in the Contribution Agreement to Loans, Eligible Loans, Initial Loans or Acquired Loans, as applicable, shall be deemed to refer to the Loans governed by this Initial Contribution Agreement.  The Depositor hereby makes all the representations and warranties set forth in Sections 5(A) and (B) of the Contribution Agreement regarding the Initial Loans described in the Initial Conveyance Schedule and the related Loan Transmittal Summary Form, as of the Closing Date.

Each of the Depositor and the Interim Eligible Lender Trustee for the benefit of the Depositor authorizes the Eligible Lender Trustee for the benefit of the Trust to use a copy of the Initial Conveyance Schedule, including the Loan Transmittal Summary Form attached to the Initial Conveyance Schedule (in lieu of OE Form 1074), as official notification to the applicable Guarantors of assignment to the Eligible Lender Trustee on behalf of the Trust of the Initial Loans acquired pursuant hereto on the Closing Date.

The parties hereto intend that the transfer of Acquired Loans described in the Initial Conveyance Schedule and related Loan Transmittal Summary Form be, and be construed as, a valid contribution of such Acquired Loans from the Depositor to the Eligible Lender Trustee for the benefit of the Trust.  However, in the event that notwithstanding the intention of the parties, such transfer is deemed to be a transfer for security, then each of the Interim Eligible Lender Trustee and the Depositor hereby grants to the Eligible Lender Trustee for the benefit of the Trust a first priority security interest in and to all Acquired Loans described in the Initial Conveyance Schedule and related Loan Transmittal Summary Form and any proceeds thereof to secure a loan in an amount equal to the Net Note Proceeds of such Acquired Loans.

IN WITNESS WHEREOF, the parties hereto have caused this Initial Contribution Agreement Number 1 to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

WACHOVIA EDUCATION LOAN FUNDING LLC,

as Transferor

By:___________________________

Name:

Title:

CHASE BANK USA, NATIONAL ASSOCIATION,

not in its individual capacity but solely as Interim Eligible Lender Trustee

By:___________________________

Name:

Title:

WACHOVIA STUDENT LOAN TRUST 2005-1

as Transferee

By: CHASE BANK USA, NATIONAL ASSOCIATION, not in its individual capacity but solely as Eligible Lender Trustee

By:___________________________

Name:

Title:

CHASE BANK USA, NATIONAL ASSOCIATION, not in its individual capacity but solely as Interim Eligible Lender Trustee

By:___________________________

Name:

Title:

INITIAL CONTRIBUTION AGREEMENT

BLANKET ENDORSEMENT DATED October 31, 2005

Chase Bank USA, National Association, as Interim Eligible Lender Trustee for the benefit of Wachovia Education Loan Funding LLC (the “Depositor”), by execution of this instrument, hereby endorses the attached promissory note which is one of the promissory notes (the “Student Loan Notes”) described in the Initial Conveyance Schedule dated the date hereof executed by the Depositor and the Interim Eligible Lender Trustee in favor of Chase Bank USA, National Association, as the Eligible Lender Trustee for the benefit of Wachovia Student Loan Trust 2005-1 (the “Trust”).  This endorsement is in blank, unrestricted form and without recourse except as provided in Section 6 of the Contribution Agreement referred to in the Initial Contribution Agreement among the Depositor, the Trust, the Interim Eligible Lender Trustee and the Eligible Lender Trustee which covers the promissory note.

This endorsement may be effected by attaching either this instrument or a facsimile hereof to each or any of the Student Loan Notes.

Notwithstanding the foregoing, the Interim Eligible Lender Trustee for the benefit of the Depositor  agrees to individually endorse each Student Loan Note in the form provided by the Trust as the Trust may from time to time reasonably require or if such individual endorsement is required by the Guarantor of the Student Loan Note.

THE CONTRIBUTION AND ACQUISITION OF THE ACQUIRED LOANS SHALL BE SUBJECT TO THE TERMS, CONDITIONS AND COVENANTS, INCLUDING THIS BLANKET ENDORSEMENT, AS SET FORTH IN THE INITIAL CONTRIBUTION AGREEMENT.  BY EXECUTION HEREOF, THE DEPOSITOR ACKNOWLEDGES THAT THE DEPOSITOR HAS READ, UNDERSTANDS AND AGREES TO BE BOUND BY ALL TERMS, CONDITIONS AND COVENANTS OF THE INITIAL CONTRIBUTION AGREEMENT.  THE CONTRIBUTION AND ACQUISITION SHALL BE CONSUMMATED UPON (I) THE TRUST’S TRANSFER TO THE DEPOSITOR OF THE NET NOTE PROCEEDS (AS DEFINED IN THE CONTRIBUTION AGREEMENT), (II) DELIVERY OF THE EXCESS DISTRIBUTION CERTIFICATES AND (III) DELIVERY OF $54,000,000 PRINCIPAL AMOUNT OF THE CLASS B NOTES TO THE DEPOSITOR, AND, UNLESS OTHERWISE AGREED BY THE DEPOSITOR AND THE TRUST IN WRITING, SHALL BE EFFECTIVE AS OF THE DATE OF THE INITIAL RELATED CONVEYANCE SCHEDULE.

IN WITNESS WHEREOF, the parties hereto have caused this Blanket Endorsement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

TRANSFEROR

Chase Bank USA, National Association, not in its individual capacity but solely as Interim Eligible Lender Trustee for the benefit of Wachovia Education Loan Funding LLC

Lender Code:  834223

By:______________________________

        (Signature of Authorized Officer)

Name: ___________________________

Title: ____________________________

TRANSFEREE

Chase Bank USA, National Association, not in its individual capacity but solely as Eligible Lender Trustee for the benefit of Wachovia Student Loan Trust 2005-1

By:_____________________________

(Signature of Authorized Signatory for Transferee)

Name: __________________________

Title: ___________________________

Date of Acquisition:  October 31, 2005

Attachment B

INITIAL CONVEYANCE SCHEDULE DATED OCTOBER 31, 2005

The undersigned Wachovia Education Loan Funding LLC (the “Depositor”) and Chase Bank USA, National Association, as Interim Eligible Lender Trustee for the benefit of the Depositor under the Interim Trust Agreement dated as of October 31, 2005 (the “Interim Eligible Lender Trustee”), for value received and pursuant to the terms and conditions of Contribution Agreement (the “Contribution Agreement”) among the Depositor, the Interim Eligible Lender Trustee, Wachovia Student Loan Trust 2005-1 (the “Trust”), and Chase Bank USA, National Association, as Eligible Lender Trustee for the benefit of the Trust under the Amended and Restated Trust Agreement dated as of November 29, 2005 among the Trust, the Eligible Lender Trustee and Wachovia Bank, National Association, as administrator, do hereby contribute, assign and convey to the Eligible Lender Trustee for the benefit of the Trust and its assignees all right, title and interest of the Depositor and the Interim Eligible Lender Trustee in the Loans listed on the following page, including the insurance interest of the Depositor and the Interim Eligible Lender Trustee under the Federal Family Education Loan Program (20 U.S.C. 1071 et seq.), that the Eligible Lender Trustee for the benefit of the Trust has accepted.  The portfolio of Loans accepted by the Eligible Lender Trustee for the benefit of the Trust and the effective date of contribution and acquisition are described below and the individual accounts are listed on the Schedule A attached hereto.

The Depositor hereby makes the representations and warranties set forth in Section 5 of the Contribution Agreement incorporated by reference in the Initial Contribution Agreement.  The Depositor and the Interim Eligible Lender Trustee authorize the Eligible Lender Trustee on behalf of the Trust to use a copy of this document (in lieu of OE Form 1074) as official notification to the Guarantor(s) of assignment to the Eligible Lender Trustee for the benefit of the Trust of the related Initial Loans on the Closing Date.

LISTING OF LOANS ON FOLLOWING PAGE

Guarantors:

■

American Student Association

■

The Pennsylvania Higher Education Assistance Agency

■

United Student Aid Funds, Inc.

IN WITNESS WHEREOF, the parties hereto have caused this Initial Conveyance Schedule to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

TRANSFEROR

Chase Bank USA, National Association, not in its individual capacity but solely as Interim Eligible Lender Trustee for the benefit of Wachovia Education Loan Funding LLC

Lender Code:  834223

By:______________________________

      (Signature of Authorized Officer)

Name: ___________________________

Title: ____________________________

TRANSFEREE

Chase Bank USA, National Association, not in its individual capacity but solely as Eligible Lender Trustee for the benefit of Wachovia Student Loan Trust 2005-1

By:______________________________

(Signature of Authorized Signatory for Transferee)

Name: ___________________________

Title: ____________________________

Date of Acquisition:  October 31, 2005

Attachment C

SUBSEQUENT CONTRIBUTION AGREEMENT NUMBER [   ]

Dated as of [          ], 20[__]

Each of the Interim Eligible Lender Trustee for the benefit of the Depositor and the Depositor hereby offers to substitute certain Loans by transferring to Chase Bank USA, National Association, as Eligible Lender Trustee for the benefit of Wachovia Student Loan Trust 2005-1 (the “Trust”), under the Amended and Restated Trust Agreement dated as of November 29, 2005 among the Trust, the Eligible Lender Trustee and Wachovia Bank, National Association, as administrator, the entire right, title and interest of the Depositor and the Interim Eligible Lender Trustee in the Loans described in the related Subsequent Conveyance Schedule and the related Loan Transmittal Summary Form incorporated herein, and, to the extent indicated below, the Eligible Lender Trustee for the benefit of the Trust accepts the Depositor’s and Interim Eligible Lender Trustee’s offer.

TERMS, CONDITIONS AND COVENANTS

In consideration of the transfer from the Trust of the ownership of the Loans being substituted for, the Depositor and the Interim Eligible Lender Trustee hereby substitutes such Loans by transferring to the Eligible Lender Trustee for the benefit of the Trust the entire right, title and interest of the Depositor and the Interim Eligible Lender Trustee in the Loans accepted for substitution, subject to all the terms and conditions of the Contribution Agreement, dated October 31, 2005 (the “Contribution Agreement”), and any amendments thereto permitted by its terms, incorporated herein by reference, among the Depositor, the Interim Eligible Lender Trustee, the Trust and the Eligible Lender Trustee.  The amount to be deposited into the Collection Account by the Depositor pursuant to Section 6(B) of the Contribution Agreement shall be $[              ].

This document shall constitute a Subsequent Contribution Agreement as referred to in the Contribution Agreement and, except as modified herein, each term used herein shall have the same meaning as in the Contribution Agreement.  All references in the Contribution Agreement to Loans or Substituted Loans or to Acquired Loans, as applicable, shall be deemed to refer to the Substituted Loans governed by this Subsequent Contribution Agreement.  The Depositor hereby makes the representations and warranties set forth in Sections 5(A) and (B) of the Contribution Agreement regarding the Substituted Loans described in the related Subsequent Conveyance Schedule and the related Loan Transmittal Summary Form, as of the related Acquisition Date.

Each of the Depositor and the Interim Eligible Lender Trustee for the benefit of the Depositor authorize the Eligible Lender Trustee for the benefit of the Trust to use a copy of the related Subsequent Conveyance Schedule, including the Loan Transmittal Summary Form attached to such Subsequent Conveyance Schedule (in lieu of OE Form 1074), as official notification to the applicable Guarantor of assignment to the Eligible Lender Trustee on behalf of the Trust of the Loans acquired pursuant hereto on the Acquisition Date.

The parties hereto intend that the transfer of Substituted Loans described in the related Subsequent Conveyance Schedule and related Loan Transmittal Summary Form be, and be construed as, a valid substitution of such Acquired Loans from the Depositor to the Eligible Lender Trustee for the benefit of the Trust.  However, in the event that notwithstanding the intention of the parties, such transfer is deemed to be a transfer for security, then each of the Interim Eligible Lender Trustee and the Depositor hereby grants to the Eligible Lender Trustee for the benefit of the Trust a first priority security interest in and to all Substituted Loans described in the related Subsequent Conveyance Schedule and related Loan Transmittal Summary Form to secure a loan in an amount equal to the fair market value of such Acquired Loans.

IN WITNESS WHEREOF, the parties hereto have caused this Subsequent Contribution Agreement Number [  ] to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

WACHOVIA EDUCATION LOAN FUNDING LLC,

as Transferor

By:___________________________

Name:

Title:

CHASE BANK USA, NATIONAL ASSOCIATION, not in its individual capacity but solely as Interim Eligible Lender Trustee

By:___________________________

Name:

Title:

WACHOVIA STUDENT LOAN TRUST 2005-1,

as Transferee

By:___________________________

Name:

Title:

CHASE BANK USA, NATIONAL ASSOCIATION,

not in its individual capacity but solely as Eligible Lender Trustee

By:___________________________

Name:

Title:

SUBSEQUENT CONTRIBUTION AGREEMENT NUMBER [         ]

[   ] BLANKET ENDORSEMENT DATED [            ], 20[__]

Wachovia Education Loan Funding LLC (the “Depositor”), by execution of this instrument, hereby endorses the attached promissory note which is one (1) of the promissory notes (the “Student Loan Notes”) described in the Subsequent Conveyance Schedule executed by the Depositor in favor of Chase Bank USA, National Association, as the Eligible Lender Trustee for the benefit of Wachovia Student Loan Trust 2005-1 (the “Trust”).  This endorsement is in blank, unrestricted form and without recourse except as provided in Section 6 of the Contribution Agreement referred to in the Subsequent Contribution Agreement among the Depositor, the Interim Eligible Lender Trustee, the Trust and the Eligible Lender Trustee which covers the promissory note (the “Subsequent Contribution Agreement”).

This endorsement may be effected by attaching either this instrument or a facsimile hereof to each or any of the Student Loan Notes.

Notwithstanding the foregoing, the Interim Eligible Lender Trustee for the benefit of the Depositor agrees to individually endorse each Student Loan Note in the form provided by the Trust as the Trust may from time to time reasonably require or if such individual endorsement is required by the Guarantor of the Student Loan Note.

THE TRANSFER OF THE SUBSTITUTED LOANS SHALL BE SUBJECT TO THE TERMS, CONDITIONS AND COVENANTS, INCLUDING THIS BLANKET ENDORSEMENT, AS SET FORTH IN THE RELATED SUBSEQUENT CONTRIBUTION AGREEMENT.  BY EXECUTION HEREOF, THE DEPOSITOR ACKNOWLEDGES THAT THE DEPOSITOR HAS READ, UNDERSTANDS AND AGREES TO BE BOUND BY ALL TERMS, CONDITIONS AND COVENANTS OF THE SUBSEQUENT CONTRIBUTION AGREEMENT.  THE SUBSTITUTION SHALL BE CONSUMMATED UPON THE TRUST’S TRANSFER TO THE DEPOSITOR OF OWNERSHIP OF THE LOANS BEING SUBSTITUTED FOR AND, UNLESS OTHERWISE AGREED BY THE DEPOSITOR AND THE TRUST, SHALL BE EFFECTIVE AS OF THE DATE OF THE SUBSEQUENT CONVEYANCE SCHEDULE.

IN WITNESS WHEREOF, the parties hereto have caused this Blanket Endorsement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

TRANSFEROR

Chase Bank USA, National Association, not in its individual capacity but solely as Interim Eligible Lender Trustee for the benefit of Wachovia Education Loan Funding LLC

Lender Code:  834223

By:  ____________________________

        (Signature of Authorized Officer)

Name:  _________________________

Title:  __________________________

TRANSFEREE

Chase Bank USA, National Association, not in its individual capacity but solely as Eligible Lender Trustee for the benefit of Wachovia Student Loan Trust 2005-1

By:  ____________________________

(Signature of Authorized Signatory for Transferee)

Name:  __________________________

Title:  ___________________________

Date of Acquisition:  _______________

Attachment D

SUBSEQUENT CONVEYANCE SCHEDULE
DATED [           ], 20[__]

The undersigned Wachovia Education Loan Funding LLC (the “Depositor”) and Chase Bank USA, National Association, as Interim Eligible Lender Trustee for the benefit of the Depositor under the Interim Trust Agreement dated as of October 31, 2005, (the “Interim Eligible Lender Trustee”), for value received and pursuant to the terms and conditions of Subsequent Contribution Agreement Number [       ] (the “Contribution Agreement”) among the Depositor, the Interim Eligible Lender Trustee, Wachovia Student Loan Trust 2005-1 (the “Trust”), and Chase Bank USA, National Association, as Eligible Lender Trustee for the benefit of the Trust under the Amended and Restated Trust Agreement dated as of November 29, 2005 among the Trust, the Eligible Lender Trustee and Wachovia Bank National Association, as administrator, do hereby assign and convey to the Eligible Lender Trustee for the benefit of the Trust and its assignees all right, title and interest of the Depositor and the Interim Eligible Lender Trustee in the Loans listed on the following page, including the insurance interest of the Depositor under the Federal Family Education Loan Program (20 U.S.C. 1071 et seq.), that the Eligible Lender Trustee for the benefit of the Trust has accepted.  The portfolio of Substituted Loans accepted by the Eligible Lender Trustee for the benefit of the Trust and the effective date of substitution are described below and the individual accounts are listed on the Schedule A attached hereto.

The Depositor hereby makes the representations and warranties set forth in Section 5 of the Contribution Agreement incorporated by reference in the Subsequent Contribution Agreement related hereto.  The Depositor and the Interim Eligible Lender Trustee authorize the Eligible Lender Trustee on behalf of the Trust to use a copy of this document (in lieu of OE Form 1074) as official notification to the applicable Guarantor(s) of assignment to the Eligible Lender Trustee for the benefit of the Trust of the portfolio of Substituted Loans accepted for substitution, on the Acquisition Date.

LISTING OF LOANS ON FOLLOWING PAGE

Guarantor(s):

[to be provided]

IN WITNESS WHEREOF, the parties hereto have caused this Subsequent Conveyance Schedule to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

TRANSFEROR

Chase Bank USA, National Association, not in its individual capacity but solely as Interim Eligible Lender Trustee for the benefit of Wachovia Education Loan Funding LLC

Lender Code:  834223

By:  ____________________________

      (Signature of Authorized Officer)

Name:  _________________________

Title:  __________________________

TRANSFEREE

Chase Bank USA, National Association, not in its individual capacity but solely as Eligible Lender Trustee for the benefit of Wachovia Student Loan Trust 2005-1

By:  ____________________________

(Signature of Authorized Signatory for Transferee)

Name:  __________________________

Title:  ___________________________

Date of Acquisition:__________________

Annex I

LOAN TRANSMITTAL SUMMARY FORM

Substituted Loans	Principal Balance as of the effective date of the related Conveyance Schedule